CONSULTING SERVICES AGREEMENT
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Agreement made as of the 21st day of May 2002 by and between the following parties:

ABC REALTY, INC., "CLIENT", being a corporate entity, which is duly organized pursuant to the laws of the State of North Carolina maintaining its principal offices at: 18 Brookmont Drive, Wilbraham, MA 01095

And GREENTREE FINANCIAL GROUP, INC., "PROVIDER", a validly existing Florida corporation having its principal offices at:

555 S. Powerline Road
Pompano Beach, Florida 33069

WHEREAS, the parties mutually desire to enter into a formal business relationship, do hereby agree that the following accurately reflects their entire understanding.

IN CONSIDERATION of the covenants, terms and conditions herein stated, the undersigned parties agree as follows:

  1.   PROVIDER'S  OBLIGATIONS.
     1.1 At all times for the duration of this Agreement the PROVIDER shall use its best efforts to take CLIENT public pursuant to the regulations promulgated under the Securities Act of 1933, as amended. This will entail applying with the appropriate authorities such as the SEC, NASD/OTCBB and appropriate states in an initial or direct public offering, pursuant to the terms and conditions as negotiated in good faith directly with CLIENT.

 2. CLIENT'S OBLIGATIONS. At all times for the duration of this Agreement and on a timely basis, CLIENT shall:
     i) provide all non-confidential documentation and information, which may be required for the PROVIDER to perform the requisite services;
           ii) arrange to participate in meetings and discussions with qualified securities attorneys and or other professionals introduced by PROVIDER;
          iii)  negotiate  in  good  faith  with  all  third  party  potential professionals,  and  aforementioned  authorities  used  by  PROVIDER;
          iv) provide all documentation to the PROVIDER that may be required to prepare the necessary federal registration statement and appropriate state "blue sky" filings so as to effectuate a proposed offering.
           v) pay all of the costs, filing fees, transfer agent fees, auditing fees, blue sky fees, and legal fees associated with the process. THESE COSTS ARE
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INCORPORATED  WITHIN  THE  FEE  DISCUSSED  BELOW,  EXCEPT  BLUE  SKY  FEES.
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3. PROVIDER'S FEES. For its aforementioned services to CLIENT which were brought about through the efforts of the PROVIDER, the following fees shall be due and payable according to the following terms:

     3.1 PROVIDER'S FEES. Upon the commencing of the public offering process, which was initiated by and through the efforts of the PROVIDER, the PROVIDER shall be entitled to, and shall be paid the following compensation:

          3.1-1 FEES FOR INITIAL EXPENSES. An initial payment equal to THIRTY-THREE THOUSAND-FOUR HUNDRED AND SEVENTY-FIVE ($33,475) DOLLARS payable by bank or certified check in U.S. funds to cover initial, partial expenses associated with CLIENT'S offering and CLIENT'S registration (See Exhibit A).

3.1-2 EQUITY TRANSFER. CLIENT'S common stock. To retain the services of PROVIDER, CLIENT agrees to issue SEVEN HUNDRED THOUSAND (700,000) common shares to PROVIDER. The securities will be issued in a private, exempt transaction under Section 4(2) of the Securities Act of 1933 pursuant to Rule 701 for consulting services, or other applicable exemption if necessary.

4.  MISCELLANEOUS.
     4.1    The  parties  specifically  acknowledge  that:
                a) PROVIDER makes no representation that it is a duly licensed securities broker/dealer, investment banking firm or attorney.
               b) PROVIDER is not required to provide any services that are exclusive to licensed securities broker/dealers, investment bankers or attorneys.

     4.2 NON CIRCUMVENT AGREEMENT. CLIENT agrees that all third parties introduced to it by the PROVIDER represent significant efforts and working relationships that are unique to, and part of, the work product of the PROVIDER. Therefore, without the prior specific written consent of the PROVIDER, CLIENT agrees to refrain from conducting direct or indirect business dealings of any kind, with any third party so introduced by PROVIDER, for a period of two years from the initial introductions made. In the event of a violation of this provision, PROVIDER shall be entitled to obtain, on an Ex Parte application, appropriate injunctive relief, from any court of competent jurisdiction, together with and including all remedies available at law. This provision shall survive the remaining obligations and performance due hereunder.

     4.3   EXCLUSIVE  AGREEMENT.   This  Agreement  supersedes any and all prior
oral or written agreements, which provided for PROVIDER'S performance on behalf of CLIENT.

     4.4 GUARANTEE OF PERFORMANCE. ABC Realty, Inc., by authorization of its board of directors, does hereby execute this Agreement in the capacity of joint and several guarantor of the performance by ABC Realty, Inc. of all of its duties, obligations and responsibilities as herein above stated.

     4.5 ASSIGNABILITY AND UNENFORCEABILITY. This Agreement or the rights, duties and or obligations hereunder may not be assigned by either party without the express written consent of the other. The unenforceability of any one or more provisions hereof shall not invalidate any of the other provisions. This Agreement shall remain valid until written notice to the contrary is provided by one party to the other.

     4.6   COUNTERPARTS  AND  FACSIMILE  SIGNATURES.   This  Agreement  may  be
executed in one or more counterparts, each of which shall represent a binding obligation upon the executing party respectively. The facsimile signature of either or both parties shall constitute original signatures for the purposes of this Agreement and shall be as binding upon the parties as such.

     4.7 CAPTIONS. The paragraph captions are for descriptive purposes only and shall have no effect with regard to the content or the validity of the content thereof.

     4.8 CONTROLLING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida.




IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


ATTEST:                              __________________________

__________________________      BY:     DUANE BENNETT, PRESIDENT
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ABC REALTY, INC.


ATTEST:                              __________________________

__________________________      BY:      R. CHRIS COTTONE, VICE PRESIDENT
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GREEN TREE FINANCIAL GROUP, INC.
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                                    EXHIBIT A


Offering cost included in 3.1-1 of the 'Consulting Services Agreement' consist of the following items:

1.     Corporate due diligence proceedings.
2. Prepare and file applicable registration statement(s) with the Securities and Exchange Commission (SEC).
3.     Registration filing fees.
4.     Open independent transfer agent account with Florida Atlantic Stock
       Transfer.
5.     Legal work and review of all documents by in-house SEC attorney.
6. EDGAR-ize all public documents as required by the SEC for viewing by the general public.
7. Assist market-maker in preparation of the 15c-2(11) document and application for ticker symbol.
8.     Miscellaneous  items  surrounding  registration  would also include CUSIP
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application and incidental filings to bring the Company to active trading status
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on  the  OTC  BB.
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